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                                                                  EXHIBIT 23.1.1



                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the registration statements on Form S-8 (File Nos. 33-59519, 33-59527, 33-41960, 33-22590,
33-71090 and 333-38475) of Crown Group, Inc. and subsidiaries of our reports dated August 12, 1999, relating to the consolidated financial statements and financial statement schedule, which appears in this Form 10-K.




PricewaterhouseCoopers LLP



Dallas, Texas
August 7, 2001